UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2010

Annual Report

Western Asset

Global

High

Yield

Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Yield Bond Portfolio

Fund objective

The Fund seeks to maximize total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Portfolio for the twelve-month reporting period ended February 28, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

Western Asset Global High Yield Bond Portfolio	III

Investment commentary

Economic review

While the U.S. economy was weak during much of the first half of the twelve-month reporting period ended February 28, 2010, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through February 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004. Manufacturing then took a modest step backward in February as the PMI was 56.5.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of February 2010, there was an 8.6 month supply of unsold homes, up from a 7.8 month supply the prior month. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009, 7.2% in January 2010 and 0.6% in February. December’s decline was not surprising, given sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s and February’s sales declines were disappointing.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January, where it also remained at the end of February. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

Compared to the last three months of 2008, which were characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, the twelve-month period ended February 28, 2010 was largely a return to more normal conditions and increased investor risk appetite.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratev in a range of 0 to 1/4 percent during each of its eight meetings during the period. At its meeting in March 2010 (subsequent to the close of the reporting period), the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV	Western Asset Global High Yield Bond Portfolio

Investment commentary (cont’d)

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Fixed-income market review

In sharp contrast to the fourth quarter of 2008 and early 2009, when investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, investor risk aversion abated during the reporting period. Toward the beginning of the period, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence. In a stunning turnaround from 2008, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields remained relatively low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 1.00% and 3.02%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.81% and 3.61%, respectively.

In contrast to their shorter-term counterparts, longer-term Treasury yields moved higher over the reporting period due to fears of inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher. For the twelve months ended February 28, 2010, the Barclays Capital U.S. Aggregate Indexvi returned 9.32%.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all twelve months of the period. This strong performance was due to a variety of factors, including improving credit conditions, generally better-than-expected economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii returned 55.20% for the twelve months ended February 28, 2010.

Emerging market debt prices rallied sharply — posting positive returns each month during the reporting period. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over, solid domestic demand and increased investor risk appetite. Over the twelve months ended February 28, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 30.93%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed-income securities, including bonds, bills, debentures, notes, bank debt obligations, mortgage- and asset-backed securities, equipment trust certificates, commercial paper, preferred stock, loan participations, assignments and other obligations of U.S. and foreign issuers. Normally, the Fund invests at least 80% of its assets in high-yield bonds and related investments. The Fund invests primarily in fixed-income securities rated below investment grade by a recognized rating agency, or in unrated securities that the managers determined to be of equivalent quality. The Fund normally maintains an average portfolio durationi of between three and seven years. However, the Fund may invest in securities of any duration. The Fund may invest up to 20% of its assets in equity and equity-related securities. Under normal circumstances, the Fund expects to, but is not required to, invest in securities of issuers located in the U.S. and in approximately seven to fifteen foreign countries.

The managers employ an actively managed approach that is risk-aware and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for its predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio will be positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record. From a global perspective, analysis is performed to the projected economic environment in a wide range of countries to determine how this will affect the market behavior of the various sectors globally. The managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The managers allocate the Fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market staged a historic rally as corporate bonds recovered sharply from the financial crisis of 2008. The demand for risk re-emerged, in large part due to aggressive actions taken by the Federal Reserve Board (“Fed”)ii, the U.S. Department of the Treasury and other government entities.

As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. Weak economic data in the first quarter of 2009 triggered a flight to quality and caused high-yield prices to weaken in February 2009 (before the reporting period began) through early March. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, in the spring of 2009, conditions in the credit markets improved, as there were signs that the economy was stabilizing and investor risk aversion abated. Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The rally really gained steam when economic data began to stabilize in the second quarter and upon the release of the U.S. Treasury sponsored bank “stress” tests in May. The stress tests were viewed as benign and provided relief to investors that the doomsday predictions by some in January and February that banks were generally insolvent were erroneous.

After a weak start when the fiscal year began in March 2009 and despite some temporary setbacks, the high-yield market continued to rally and

2	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

generated exceptional returns during the reporting period. The market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news and signs that the recession was drawing to a close. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. All told, the Barclays Capital Global High Yield Index (Hedged)iii (the “Index”) returned 56.04% for the twelve months ended February 28, 2010. During this period, as measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities, returning 125.95% and 40.93%, respectively.

While the emerging market debt asset class also generated strong absolute returns during the fiscal year, it lagged the exceptional gains in the global high-yield market. Over the twelve months ended February 28, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 30.93%.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the Index substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the benchmark and to take advantage of this opportunity.

As a hedge against our lower-quality bias in the portfolio and given the uncertain economic environment, we emphasized more defensive industries, including Health Care and Energy, that generally hold up relatively well during economic declines. When the sharp rally continued into the fourth quarter of 2009 and valuations improved dramatically, we sought to reduce the level of risk in the portfolio and increased the overall quality of the Fund by reducing its significant overweight to CCC-rated securities. We also sought to further diversify the portfolio by increasing its emerging market exposure. We felt these adjustments were warranted given the fragile state of the economic recovery and external factors that could impact the financial markets. As a case in point, toward the end of the reporting period, the financial markets were negatively impacted by the debt crisis in Greece. While these concerns abated when the European Union stepped in and vowed to support Greece, it demonstrates the potential risks that remain in the marketplace.

Performance review

For the twelve months ended February 28, 2010, Class I shares of Western Asset Global High Yield Bond Portfolio returned 56.52%. The Fund’s unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged), returned 56.04% over the same time frame. The Lipper High Current Yield Funds Category Average1 returned 45.22% for the same period.

Performance Snapshot as of February 28, 2010 (unaudited)
	6 months	12 months
Western Asset Global High Yield Bond Portfolio:
Class I	12.86%	56.52%
Barclays Capital Global High Yield Index (Hedged)	13.46%	56.04%
Lipper High Current Yield Funds Category Average[1]	12.27%	45.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended February 28, 2010 for Class I shares was 8.26%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class I shares would have been 8.07%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 481 funds for the six-month period and among the 458 funds for the twelve-month period in the Fund’s Lipper category.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 28, 2009, the gross total operating expense ratio for Class I shares was 0.97%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.70% for Class I shares. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Q. What were the leading contributors to performance?

A. The portfolio’s quality biases were the largest contributors to relative performance during the reporting period. The portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment. The Fund also benefited from its underweight to BB-rated securities, which underperformed the benchmark as high-yield managers tended to favor securities further out the risk spectrum.

Also contributing to results was the Fund’s overall underweight to emerging market debt, as the asset class lagged the global high-yield market during the reporting period. In particular, the Fund’s significant underweight to Turkey was beneficial. However, we did find attractive opportunities in several emerging market countries and were rewarded for having overweight positions in Brazil and Russia.

In terms of individual holdings, meaningful contributors to performance included our overweight positions in utility company Energy Future Holdings Corp., direct marketing company Affinion Group Inc. and gaming company Harrah’s Operating Co. Inc. Energy Future Holdings Corp., a lower-quality holding, rallied sharply during the period. Energy Future Holdings Corp.’s earnings results have been stable, as they have substantial hedges in place for their production. Despite being highly levered, the company has no near-term maturities and, we believe, has time to address its debt issues. Affinion Group Inc. outperformed the benchmark and benefited from stable sales and EBITDAv versus its peers despite a depressed economic environment. Harrah’s Operating Co. Inc. maintained solid expense control amidst the weak economic backdrop. Its regional markets showed some signs of improvement over the course of the fiscal year. However, its Las Vegas and Atlantic City facilities remained weak. We believe the company currently has enough cash to fund its obligations over the next few years.

Q. What were the leading detractors from performance?

A. Sector selection, as a whole, was the largest detractor from the Fund’s relative performance over the fiscal year. As a hedge to the portfolio’s aggressive CCC ratings positioning, we maintained overweight positions in typically-defensive sectors such as Health Care and Energy. However, these overweights were not rewarded as the defensive sectors of the market underperformed the higher-risk areas. In addition, despite adding exposure to the Financials sector, we continued to be underweight, which detracted from performance during the twelve-month reporting period.

An underweight to the European high-yield market also detracted, as it outperformed the U.S. high-yield market. We chose to underweight the European market because we felt the U.S. offered more compelling risk-adjusted opportunities. Our somewhat higher-quality bias in our emerging market exposure also detracted from results.

An underweight to the Information Technology (“IT”) sector was also not rewarded. Although IT came under tremendous distress in 2008 as a number of 2006 and 2007 vintage leveraged buyout technology companies weakened dramatically, the sector was one of the top performers within the benchmark during the fiscal year. Also detracting from performance was our overweight to Utilities, historically a defensive industry. The sector was negatively impacted by the poor performance of both Electric Utilities and Gas Utilities issuers.

In terms of individual holdings, an underweight in Ford Motor Co. bonds was a drag on the Fund’s performance. The issuer’s bonds rallied as economic conditions stabilized and the company weathered the economic downturn better than its U.S. automaker peers. Finally, a lack of exposure to Argentina was also a detractor as the country’s debt securities performed well during the fiscal year.

Thank you for your investment in Western Asset Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 16, 2010

4	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of February 28, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2010 were: Consumer Discretionary (17.2%), Materials (15.9%), Financials (15.0%), Energy (11.0%) and Industrials (9.4%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Capital (formerly Lehman Brothers) Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]	EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2010 and February 28, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2009 and held for the six months ended February 28, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	12.86%	$1,000.00	$1,128.60	0.70%	$3.69

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	5.00%	$1,000.00	$1,021.32	0.70%	$3.51

[1]	For the six months ended February 28, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to Class I’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Class I
Twelve Months Ended 2/28/10	56.52%
Five Years Ended 2/28/10	4.39
Ten Years Ended 2/28/10	6.58

Cumulative total return[1]
2/29/00 through 2/28/10	89.22%

Historical performance

Value of $10,000 invested

Class I Shares of Western Asset Global High Yield Bond Portfolio vs. Barclays Capital Global High Yield Index (Hedged)† — February 2000 - February 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

†	Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Global High Yield Bond Portfolio on February 29, 2000, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2010. The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

8	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments

February 28, 2010

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 84.3%
Consumer Discretionary — 16.1%
Auto Components — 0.5%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	60,000		$62,550	(a)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	120,000	EUR	153,696	(a)
Visteon Corp., Senior Notes	12.250%	12/31/16	98,000		91,630	(a)(b)
Total Auto Components					307,876
Automobiles — 0.7%
Bombardier Inc., Senior Notes	7.250%	11/15/16	144,000	EUR	206,018	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	400,000		123,000	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	280,000		86,100	(b)
Total Automobiles					415,118
Diversified Consumer Services — 0.4%
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	195,000		205,725	(a)
Hotels, Restaurants & Leisure — 5.6%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	60,000	EUR	76,439	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	160,000		143,200	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	355,000		319,500
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	30,000		31,050
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	160,000		90,000
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	419,000		324,725
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	96,000		79,200
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	260,000		271,050
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	120,000		78,600	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	390,000		191,100	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	100,000		105,000	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	76,000	GBP	88,172	(d)
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	10,000		10,025
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	10,000		10,650	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	135,000		146,475	(a)
MGM MIRAGE Inc., Senior Subordinated Notes	8.375%	2/1/11	230,000		225,400
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	30,000		24,188
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	200,000		209,000	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	40,000		35,600
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	210,000		218,925	(a)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	140,000		133,700	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	230,000		189,175
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	35,000		23,975	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	60,000		41,700	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	160,000		24,000	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	200,000		2,040	(b)(c)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes	7.875%	11/1/17	40,000		39,800	(a)
Total Hotels, Restaurants & Leisure					3,132,689
Household Durables — 1.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	280,000		273,850
Jarden Corp., Senior Subordinated Notes	7.500%	1/15/20	103,000	EUR	139,641
Libbey Glass Inc., Senior Secured Notes	10.000%	2/15/15	110,000		114,400	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	9

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — continued
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	155,000		$146,475	(c)
Total Household Durables					674,366
Internet & Catalog Retail — 0.1%
Netflix Inc., Senior Notes	8.500%	11/15/17	70,000		73,675
Leisure Equipment & Products — 0.6%
Carlson Wagonlit BV, Senior Notes	6.415%	5/1/15	105,000	EUR	121,250	(a)(d)
Cirsa Capital Luxembourg, Senior Notes	7.875%	7/15/12	105,000	EUR	141,637	(a)
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	50,000		47,375
Total Leisure Equipment & Products					310,262
Media — 4.3%
Affinion Group Inc., Senior Subordinated Notes	10.125%	10/15/13	75,000		76,125
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	260,000		266,500
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	131,141		154,255	(a)
Charter Communications Inc., Senior Secured Notes	10.875%	9/15/14	210,000		234,937	(a)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	90,000		85,950
CMP Susquehanna Corp.	4.774%	5/15/14	8,000		2,000	(a)(c)(d)
CSC Holdings Inc., Senior Notes	8.625%	2/15/19	140,000		151,900	(a)
ITV PLC, Senior Notes	10.000%	6/30/14	63,000	EUR	98,075
Kabel Deutschland GmbH, Senior Notes	10.750%	7/1/14	150,000	EUR	216,645
Lighthouse International Co. SA, Senior Secured Notes	8.000%	4/30/14	100,000	EUR	86,522	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		102,750	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	100,000		91,000
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	110,000	EUR	139,202	(a)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	250,000		271,875	(a)
UPC Holding BV, Senior Notes	7.750%	1/15/14	140,000	EUR	191,711	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000		52,250	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	65,000		69,225
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	95,000		98,562
Total Media					2,389,484
Multiline Retail — 0.8%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	265,000		229,225
Parkson Retail Group Ltd., Senior Bonds	7.875%	11/14/11	200,000		208,741
Total Multiline Retail					437,966
Specialty Retail — 1.5%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	135,000		97,875	(a)
Edcon Proprietary Ltd., Senior Notes	3.964%	6/15/14	342,000	EUR	323,864	(a)(d)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	175,000		178,500
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000		111,100
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	170,000		139,400
Total Specialty Retail					850,739
Textiles, Apparel & Luxury Goods — 0.4%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	195,000		217,425
Total Consumer Discretionary					9,015,325
Consumer Staples — 1.5%
Food Products — 1.1%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	70,000		70,350	(a)

See Notes to Financial Statements.

10	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — continued
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	180,000	EUR	$241,565	(a)
Ciliandra Perkasa Finance Co. Pte Ltd., Senior Notes	10.750%	12/8/11	100,000		103,172	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	80,000		81,600	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	90,000		97,875	(a)
Total Food Products					594,562
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	230,000		240,350	(a)
Total Consumer Staples					834,912
Energy — 10.4%
Energy Equipment & Services — 0.6%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	160,000		172,400
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	40,000		39,100
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	105,000		105,000	(a)
Parker Drilling Co., Senior Notes	9.625%	10/1/13	20,000		20,600
Total Energy Equipment & Services					337,100
Oil, Gas & Consumable Fuels — 9.8%
Adaro Indonesia PT, Notes	7.625%	10/22/19	110,000		109,725	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	110,000		114,400	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	595,000		550,375
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	130,000		126,425
Chesapeake Energy Corp., Senior Notes	6.875%	1/15/16	40,000		39,550
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	15,000		14,325
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	240,000		237,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	105,000		111,038
Corral Finans AB	2.184%	4/15/10	103,642	EUR	106,266	(a)(c)(d)(e)
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/10	156,782		116,019	(a)(c)(d)(e)
Crosstex Energy/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	90,000		91,800	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	128,000		133,120
Ecopetrol SA, Senior Notes	7.625%	7/23/19	220,000		243,100
El Paso Corp., Senior Notes	8.250%	2/15/16	95,000		101,175
Encore Acquisition Co., Senior Subordinated Notes	9.500%	5/1/16	20,000		21,400
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	60,000		60,749	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	205,000		194,524	(d)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	10,000		5,750	(a)(b)
Infinis PLC, Senior Notes	9.125%	12/15/14	109,000	GBP	166,985	(a)
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	220,000		242,550	(a)
LUKOIL International Finance BV, Notes	6.356%	6/7/17	130,000		130,325	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	80,000		81,400
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	170,000		171,063	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	65,000		57,525
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	60,000		61,500
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	105,000		107,477
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	80,000		83,600
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	20,000		20,100
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	410,000		250,100
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	120,000		136,800	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	11

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	150,000		$119,250	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	70,000		76,475
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	165,000		172,012
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	80,000		81,200
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	140,000		159,600
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	315,000		310,275	(e)
SandRidge Energy Inc., Senior Notes	8.000%	6/1/18	50,000		48,125	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	65,000		64,025	(a)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	80,000		78,600
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	25,000		22,250
Teekay Corp., Senior Notes	8.500%	1/15/20	305,000		311,100
Whiting Petroleum Corp., Senior Subordinated Notes	7.250%	5/1/12	160,000		161,600
Total Oil, Gas & Consumable Fuels					5,491,278
Total Energy					5,828,378
Financials — 13.7%
Capital Markets — 0.1%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	125,000		28,750	(b)
Commercial Banks — 2.8%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	190,000		151,938
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000		105,456	(a)(d)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		119,879	(a)(d)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	50,000		47,375
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	120,000		152,482	(a)(d)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	65,000		60,856
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	30,000		27,342
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	340,000		360,900	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	100,000		100,250	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	106,000		106,265	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	10,000		10,650	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	230,000		262,125	(a)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	70,000		77,963	(d)(f)
Total Commercial Banks					1,583,481
Consumer Finance — 3.0%
FMG Finance Pty Ltd., Senior Secured Bonds	9.750%	9/1/13	60,000	EUR	85,841	(a)
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	160,000		179,200	(a)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	800,000		803,789
GMAC Inc., Senior Notes	8.300%	2/12/15	150,000		151,687	(a)
GMAC Inc., Subordinated Notes	8.000%	12/31/18	13,000		12,155
GMAC International Finance BV, Euro Medium-Term Notes	5.750%	5/21/10	140,000	EUR	191,711
GMAC LLC, Senior Bonds, zero coupon bond	0.000%	12/1/12	120,000		96,031
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	60,000		58,776
SLM Corp., Senior Notes	4.750%	3/17/14	100,000	EUR	120,586
Total Consumer Finance					1,699,776
Diversified Financial Services — 5.5%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	150,000		147,000	(a)
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	140,000		139,300

See Notes to Financial Statements.

12	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	20,000		$19,090	(d)(f)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	100,000		113,713
CCM Merger Inc., Notes	8.000%	8/1/13	210,000		175,350	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/13	22,109		21,059
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	33,165		30,470
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	33,165		30,222
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	115,276		102,452
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	537,387		476,931
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	50,000		48,109
Fresenius U.S. Finance II Inc., Senior Notes	8.750%	7/15/15	17,000	EUR	26,522	(a)
Galaxy Entertainment Finance Co., Ltd., Senior Notes	9.875%	12/15/12	140,000		145,950	(a)
General Electric Capital Corp., Subordinated Bonds	4.625%	9/15/66	119,000	EUR	128,904	(a)(d)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	121,000	EUR	133,544	(a)(d)
Hollandwide Parent BV, zero coupon bond	0.000%	8/1/14	73,000	EUR	995	(a)(g)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	50,000	EUR	73,407	(a)
Leighton Finance International, Senior Bonds	7.875%	5/16/11	100,000		99,447
Leucadia National Corp., Senior Notes	8.125%	9/15/15	100,000		102,000
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	20,000		19,650
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	100,000		90,385	(a)
TNK-BP Finance SA	7.875%	3/13/18	100,000		105,250	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	240,000		255,337	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	100,000		105,130	(a)
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000		100,500	(a)
UPC Germany GmbH, Senior Subordinated Notes	9.625%	12/1/19	140,000	EUR	193,618	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	195,000		192,562	(a)
Total Diversified Financial Services					3,076,897
Insurance — 0.9%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	105,000		71,662	(d)
American International Group Inc., Medium-Term Notes, Senior Notes	5.450%	5/18/17	255,000		207,527
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000		48,520
American International Group Inc., Senior Notes	8.250%	8/15/18	110,000		101,089
Everest Reinsurance Holdings Inc., Subordinated Notes	6.600%	5/15/37	120,000		96,600	(d)
Total Insurance					525,398
Real Estate Investment Trusts (REITs) — 0.1%
DuPont Fabros Technology LP, Senior Notes	8.500%	12/15/17	70,000		71,400	(a)
Real Estate Management & Development — 1.3%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	156,000		51,480	(a)(c)
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	80,000	GBP	123,167	(a)
Korreden SA, Bonds	11.000%	8/1/14	26,667	EUR	11,809	(a)(e)(g)
Realogy Corp., Senior Notes	10.500%	4/15/14	615,000		516,600
Realogy Corp., Senior Toggle Notes	11.750%	4/15/14	9,878		8,149	(e)
Total Real Estate Management & Development					711,205
Total Financials					7,696,907
Health Care — 3.9%
Biotechnology — 0.1%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	80,000		80,800	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	13

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	90,000		$98,775
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	145,000		159,500	(e)
Total Health Care Equipment & Supplies					258,275
Health Care Providers & Services — 2.7%
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	320,000		289,600
HCA Inc., Senior Notes	6.300%	10/1/12	170,000		169,150
HCA Inc., Senior Secured Notes	7.875%	2/15/20	495,000		518,512	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	170,000		144,500	(d)
US Oncology Holdings Inc., Senior Notes	7.178%	3/15/12	408,000		385,560	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	20,000		20,850
Total Health Care Providers & Services					1,528,172
Life Sciences Tools & Services — 0.6%
Millipore Corp.	5.875%	6/30/16	230,000	EUR	330,623	(a)
Total Health Care					2,197,870
Industrials — 8.9%
Aerospace & Defense — 0.3%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	20,000		21,300	(a)
Kac Acquisition Co., Subordinated Notes	8.000%	4/26/26	6,632		0	(c)(d)(g)
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	165,000		165,825	(a)
Total Aerospace & Defense					187,125
Air Freight & Logistics — 0.4%
TGI International Ltd., Senior Notes	9.500%	10/3/17	200,000		218,000	(a)
Airlines — 2.7%
American Airlines Inc., Senior Secured Notes	10.500%	10/15/12	200,000		206,000	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	120,000		120,900
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	470,000		431,225	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	255,000		252,450
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	122,691		113,489
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Notes	9.750%	12/17/16	60,000		61,800
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	59,248		54,064
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	65,000		66,462	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	200,000		201,000	(a)
Total Airlines					1,507,390
Building Products — 0.8%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	250,000		261,875	(a)
Nortek Inc., Senior Secured Notes	11.000%	12/1/13	170,756		180,147
USG Corp., Senior Notes	9.750%	8/1/14	20,000		21,100	(a)
Total Building Products					463,122
Commercial Services & Supplies — 1.9%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	125,000		117,031	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	50,000		45,063	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	150,000		152,625	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	250,000		220,336
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.750%	6/15/11	20,000		19,202
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	140,000		119,513
International Lease Finance Corp., Senior Notes	5.250%	1/10/13	50,000		43,399

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	150,000	$145,875
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	200,000	215,000	(a)
Total Commercial Services & Supplies				1,078,044
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	203,000	(a)
Electrical Equipment — 0.1%
Coleman Cable Inc., Senior Notes	9.000%	2/15/18	40,000	39,800	(a)
Machinery — 0.1%
Oshkosh Corp., Senior Notes	8.500%	3/1/20	30,000	30,000	(a)
Marine — 0.4%
Marquette Transportation Co./Marquette Transportation Finance Corp., Senior Secured Notes	10.875%	1/15/17	20,000	20,225	(a)
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	220,000	214,225	(a)
Total Marine				234,450
Road & Rail — 1.3%
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	120,000	120,300
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	290,000	332,775
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	288,000	303,480
Total Road & Rail				756,555
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	160,000	161,600	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	120,000	120,000
Total Trading Companies & Distributors				281,600
Total Industrials				4,999,086
Information Technology — 1.7%
Electronic Equipment, Instruments & Components — 0.5%
Jabil Circuit Inc., Senior Notes	7.750%	7/15/16	210,000	218,400
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	10,000	10,725
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	75,000	69,750
Total Electronic Equipment, Instruments & Components				298,875
Internet Software & Services — 0.1%
Equinix Inc., Senior Notes	8.125%	3/1/18	60,000	60,000
IT Services — 0.8%
Ceridian Corp., Senior Notes	12.250%	11/15/15	106,500	102,240	(e)
First Data Corp., Senior Notes	10.550%	9/24/15	300,000	261,750	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	80,000	76,400	(a)
Total IT Services				440,390
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices Inc., Senior Notes	8.125%	12/15/17	35,000	35,613	(a)
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	55,000	49,087
Freescale Semiconductor Inc., Senior Notes	9.875%	12/15/14	66,071	57,317	(e)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	60,000	47,100
Total Semiconductors & Semiconductor Equipment				189,117
Total Information Technology				988,382

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	15

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 15.8%
Chemicals — 2.9%
Ashland Inc., Senior Notes	9.125%	6/1/17	330,000		$362,175	(a)
Cognis Deutschland GmbH & Co. KG, Senior Notes	9.500%	5/15/14	120,000	EUR	168,411	(a)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	160,000		164,800
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	175,000		182,437	(a)
Hexion Finance Escrow LLC/Hexion Escrow Corp., Senior Secured Notes	8.875%	2/1/18	70,000		65,800	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	134,000	EUR	185,549	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	95,000		99,750
Terra Capital Inc., Senior Notes	7.750%	11/1/19	355,000		397,600	(a)
Total Chemicals					1,626,522
Construction Materials — 0.4%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	45,000		45,675	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	120,000	EUR	167,187
Total Construction Materials					212,862
Containers & Packaging — 1.7%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	172,171	EUR	232,246	(e)
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	80,000		77,400
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	130,000	EUR	179,788	(a)
Clondalkin Industries BV	8.000%	3/15/14	50,000	EUR	60,633	(a)
Impress Holdings BV, Senior Subordinated Notes	9.250%	9/15/14	50,000	EUR	70,171	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	275,000		0	(b)(c)(g)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	175,000		184,188
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	170,000		172,975	(a)
Total Containers & Packaging					977,401
Metals & Mining — 6.1%
CII Carbon LLC	11.125%	11/15/15	350,000		350,875	(a)
Evraz Group SA, Notes	8.875%	4/24/13	360,000		372,780	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	100,000		101,500	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	375,000		380,625
Novelis Inc., Senior Notes	7.250%	2/15/15	200,000		186,500
Pipe Holding PLC, Secured Notes	7.750%	11/1/11	270,000	GBP	409,517	(a)
Prime Dig Pte Ltd., Notes	11.750%	11/3/14	250,000		263,750	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	85,000		110,334
Ryerson Holding Corp., Senior Discount Notes, zero coupon bond	0.000%	2/1/15	310,000		134,850	(a)
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	155,000		150,350
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	70,000		82,950
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000		47,900
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	35,000		43,225
Vale Overseas Ltd., Notes	6.875%	11/21/36	420,000		427,449
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	310,000		328,600	(a)
Total Metals & Mining					3,391,205
Paper & Forest Products — 4.7%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	207,345		214,084	(a)(b)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	230,000		213,900	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	277,000		236,835	(a)
Clearwater Paper Corp., Senior Notes	10.625%	6/15/16	160,000		178,400	(a)

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	170,000		$180,200	(a)
Lecta SA, Senior Secured Notes	3.286%	2/15/14	161,000	EUR	180,981	(a)(d)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	225,000		216,000
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	164,000	EUR	241,614	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	100,000		108,880	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	300,000		268,500
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	134,000	EUR	183,495	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	175,000		184,625	(a)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	260,000		240,500
Total Paper & Forest Products					2,648,014
Total Materials					8,856,004
Telecommunication Services — 7.7%
Diversified Telecommunication Services — 4.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	330,000		326,100	(a)
BCM Ireland Preferred Equity Ltd., Senior Notes	7.662%	2/15/17	142,760	EUR	98,620	(a)(d)(e)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	140,000		109,200
Frontier Communications Corp., Senior Notes	8.125%	10/1/18	65,000		65,000
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	90,000		9	(b)(c)
Intelsat Bermuda Ltd., Senior Notes	11.250%	6/15/16	10,000		10,725
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	200,000		211,000
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	250,000		267,500
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	100,000		92,250	(a)
Nordic Telephone Co. Holdings, Senior Notes	8.250%	5/1/16	220,000	EUR	325,241	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	104,000		109,460	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000		258,890	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	135,000		145,125	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	150,000		139,500	(a)
Windstream Corp., Senior Notes	8.625%	8/1/16	155,000		158,488
Total Diversified Telecommunication Services					2,317,108
Wireless Telecommunication Services — 3.6%
ALLTEL Communications Inc., Senior Notes	10.375%	12/1/17	110,000		130,775	(a)(c)(e)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	225,000		229,781
iPCS Inc., Senior Secured Notes	2.374%	5/1/13	250,000		231,250	(d)
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	160,000		164,000
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	95,000		97,494
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	585,000		519,188
True Move Co., Ltd.	10.750%	12/16/13	150,000		152,250	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	450,000		456,750	(a)
Total Wireless Telecommunication Services					1,981,488
Total Telecommunication Services					4,298,596
Utilities — 4.6%
Electric Utilities — 0.5%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	200,000		219,250	(a)
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	50,000		37,625
Total Electric Utilities					256,875

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	17

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 4.1%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	105,000	$106,837	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	120,000	121,300	(a)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	445,000	351,550
Edison Mission Energy, Senior Notes	7.625%	5/15/27	190,000	124,450
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	150,000	114,375
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	832,642	587,013	(e)
Listrindo Capital BV, Senior Notes	9.250%	1/29/15	200,000	206,165	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	100,000	90,250
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	152,070	160,434
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	87,687	94,263
NRG Energy Inc., Senior Notes	7.375%	1/15/17	120,000	118,350
NRG Energy Inc., Senior Notes	8.500%	6/15/19	150,000	150,562
TXU Corp., Senior Notes	6.550%	11/15/34	195,000	98,911
Total Independent Power Producers & Energy Traders				2,324,460
Total Utilities				2,581,335
Total Corporate Bonds & Notes (Cost — $45,901,971)				47,296,795
Asset-Backed Security — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Business Loan Express (Cost — $127,766)	1.182%	5/15/29	147,510	101,916	(a)(d)
Collateralized Senior Loans — 2.1%
Consumer Discretionary — 0.4%
Auto Components — 0.4%
Allison Transmission Inc., Term Loan B	2.980 - 3.000%	5/11/10	219,270	201,865	(h)(i)
Energy — 0.5%
Energy Equipment & Services — 0.3%
Turbo Beta Ltd., Term Loan	14.500%	5/13/10	179,640	158,084	(c)(h)(i)
Oil, Gas & Consumable Fuels — 0.2%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.229%	3/26/10	13,923	12,757	(h)(i)
Ashmore Energy International, Term Loan	3.251%	3/31/10	94,727	86,793	(h)(i)
Total Oil, Gas & Consumable Fuels				99,550
Total Energy				257,634
Health Care — 1.0%
Health Care Providers & Services — 1.0%
IASIS Healthcare LLC, Term Loan	5.499%	4/30/10	625,645	579,895	(h)(i)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan	3.728 - 3.751%	3/31/10	180,000	144,798
Total Collateralized Senior Loans (Cost — $1,273,773)				1,184,192
Convertible Bond & Note — 0.5%
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes (Cost — $276,808)	4.250%	8/15/12	325,000	270,563
Sovereign Bonds — 6.0%
Argentina — 0.6%
Republic of Argentina, Bonds	7.000%	9/12/13	378,000	309,676

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	7/1/10	45,000	BRL	$24,940
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	632,000	BRL	340,553
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	39,000	BRL	18,976
Total Brazil					384,469
Colombia — 0.4%
Republic of Colombia, Senior Notes	7.375%	3/18/19	200,000		230,000
Indonesia — 0.9%
Republic of Indonesia	10.250%	7/15/22	924,000,000	IDR	101,008
Republic of Indonesia	11.000%	9/15/25	280,000,000	IDR	31,526
Republic of Indonesia	10.250%	7/15/27	614,000,000	IDR	64,775
Republic of Indonesia, Bonds	9.750%	5/15/37	699,000,000	IDR	68,919
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	210,000		233,625	(a)
Total Indonesia					499,853
Panama — 0.4%
Republic of Panama	6.700%	1/26/36	234,000		249,795
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	206,800		234,842	(a)
Turkey — 0.8%
Republic of Turkey, Senior Notes	7.500%	7/14/17	200,000		226,250
Republic of Turkey, Senior Notes	7.000%	3/11/19	200,000		219,000
Total Turkey					445,250
Venezuela — 1.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	1,430,000		990,275	(a)
Total Sovereign Bonds (Cost — $3,341,638)					3,344,160

			Shares
Common Stocks — 1.0%
Consumer Discretionary — 0.7%
Media — 0.7%
Charter Communications Inc.			11,222		333,855	*(g)
Charter Communications Inc., Class A Shares			1,631		48,522	*
SuperMedia Inc.			197		8,285	*
Total Consumer Discretionary					390,662
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			1,294		30,726	*
Financials — 0.1%
Diversified Financial Services — 0.1%
CIT Group Inc.			1,903		69,326	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			266		9,987	*
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			4,796		68,439	*
Total Common Stocks (Cost — $775,656)					569,140

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	19

Western Asset Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Shares	Value
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Bank of America Corp.	7.250%		220	$199,650
Citigroup Inc.	7.500%	12/15/12	1,900	203,794	*
Total Convertible Preferred Stocks (Cost — $410,475)				403,444
Preferred Stocks — 0.5%
Consumer Discretionary — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		1,865	2	*(a)(c)
Financials — 0.3%
Commercial Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		3,050	83,631	(c)
Consumer Finance — 0.1%
GMAC Inc.	7.000%		81	57,335	(a)
Total Financials				140,966
Telecommunication Services — 0.2%
Wireless Telecommunication Services — 0.2%
Centaur Funding Corp.	9.080%		130	136,013	(a)
Total Preferred Stocks (Cost — $249,544)				276,981

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	194	2	*(c)(g)
Charter Communications Inc.		11/30/14	354	2,487	*
CNB Capital Trust		3/23/19	2,132	2	*(a)(c)(g)
Leap Wireless International Inc.		4/15/10	200	0	*(a)(c)(g)
Nortek Inc.		12/7/14	253	3,232	*(g)
SemGroup Corp.		11/30/14	1,362	7,150	*(c)
Turbo Beta Ltd.		11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $3,998)				12,873
Total Investments before Short-Term Investment (Cost — $52,361,629)				53,460,064

		Maturity Date	Face Amount†
Short-Term Investment — 3.2%
Repurchase Agreement — 3.2%
Morgan Stanley tri-party repurchase agreement dated 2/26/10; Proceeds at maturity — $1,772,015; (Fully collateralized by U.S. government agency obligation, 5.680% due 9/14/17; Market value — $1,853,473) (Cost — $1,772,000)	0.100%	3/1/10	1,772,000	1,772,000
Total Investments — 98.5% (Cost — $54,133,629#)				55,232,064
Other Assets in Excess of Liabilities — 1.5%				844,910
Total Net Assets — 100.0%				$56,076,974

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Global High Yield Bond Portfolio

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of February 28, 2010.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	The date shown represents the last in a range of interest reset dates.

#	Aggregate cost for federal income tax purposes is $54,218,172.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	21

Statement of assets and liabilities

February 28, 2010

Assets:
Investments, at value (Cost — $54,133,629)	$55,232,064
Foreign currency, at value (Cost — $39,531)	37,918
Cash	667
Dividends and interest receivable	1,121,540
Receivable for securities sold	565,920
Receivable for open forward currency contracts	127,766
Receivable for Fund shares sold	90,497
Prepaid expenses	16,439
Total Assets	57,192,811

Liabilities:
Payable for securities purchased	989,833
Investment management fee payable	15,138
Payable for open forward currency contracts	10,908
Payable for Fund shares repurchased	4,909
Trustees’ fees payable	14
Accrued expenses	95,035
Total Liabilities	1,115,837
Total Net Assets	$56,076,974

Net Assets:
Par value (Note 5)	$104
Paid-in capital in excess of par value	67,916,722
Undistributed net investment income	1,009,111
Accumulated net realized loss on investments and foreign currency transactions	(14,056,045)
Net unrealized appreciation on investments and foreign currencies	1,207,082
Total Net Assets	$56,076,974

Shares Outstanding:	10,448,094

Net Asset Value:	$5.37

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Statement of operations

For the Year Ended February 28, 2010

Investment Income:
Interest	$5,421,059
Dividends	24,540
Less: Foreign taxes withheld	(4,931)
Total Investment Income	5,440,668

Expenses:
Investment management fee (Note 2)	263,185
Shareholder reports	70,500
Audit and tax	50,540
Registration fees	22,300
Transfer agent fees	10,693
Custody fees	9,356
Insurance	1,295
Legal fees	700
Trustees’ fees	291
Miscellaneous expenses	5,272
Total Expenses	434,132
Less: Fee waivers and/or expense reimbursements (Note 2)	(99,171)
Net Expenses	334,961
Net Investment Income	5,105,707

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,171,166)
Foreign currency transactions	125,284
Net Realized Loss	(4,045,882)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	17,422,157
Foreign currencies	34,264
Change in Net Unrealized Appreciation/Depreciation	17,456,421
Net Gain on Investments and Foreign Currency Transactions	13,410,539
Increase in Net Assets from Operations	$18,516,246

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended February 28,	2010	2009

Operations:
Net investment income	$5,105,707	$3,857,671
Net realized loss	(4,045,882)	(5,453,828)
Change in net unrealized appreciation/depreciation	17,456,421	(8,131,412)
Increase (Decrease) in Net Assets From Operations	18,516,246	(9,727,569)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,605,530)	(4,600,004)
Decrease in Net Assets from Distributions to Shareholders	(4,605,530)	(4,600,004)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	47,545,777	16,921,419
Reinvestment of distributions	3,912,822	3,305,013
Cost of shares repurchased	(37,357,007)	(23,608,324)
Increase (Decrease) in Net Assets From Fund Share Transactions	14,101,592	(3,381,892)
Increase (Decrease) in Net Assets	28,012,308	(17,709,465)

Net Assets:
Beginning of year	28,064,666	45,774,131
End of year*	$56,076,974	$28,064,666
* Includes undistributed net investment income of:	$1,009,111	$288,217

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2010	2009	2008[3]	2007[4]	2006[4]

Net asset value, beginning of year	$3.72	$6.07	$7.13	$6.97	$7.18

Income (loss) from operations:
Net investment income	0.53	0.58	0.57	0.50	0.51
Net realized and unrealized gain (loss)	1.55	(2.17)	(1.07)	0.25	(0.26)
Total income (loss) from operations	2.08	(1.59)	(0.50)	0.75	0.25

Less distributions from:
Net investment income	(0.43)	(0.76)	(0.56)	(0.59)	(0.46)
Total distributions	(0.43)	(0.76)	(0.56)	(0.59)	(0.46)

Net asset value, end of year	$5.37	$3.72	$6.07	$7.13	$6.97
Total return[5]	56.52%	(25.73)%	(7.42)%	11.11%	3.68%

Net assets, end of year (000s)	$56,077	$28,065	$45,774	$46,016	$195,384

Ratios to average net assets:
Gross expenses	0.91%	0.97%	1.09%	0.77%[6]	0.72%
Net expenses[7,8]	0.70	0.70	0.70 [9]	0.62 [6]	0.55
Net investment income	10.67	10.85	8.40	7.09	7.15

Portfolio turnover rate	91%	72%	72%	126%	28%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Effective June 11, 2008, existing shares of the Fund were redesignated as Class I shares.

[3]	For the year ended February 29, 2008.

[4]	For a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.61%, respectively.

[7]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70% until December 31, 2011. Prior to October 2, 2006, the expense limitation was 0.55%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

26	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$47,283,991	$12,804	$47,296,795
Asset-backed security	—	101,916	—	101,916
Collateralized senior loans	—	1,184,192	—	1,184,192
Convertible bond & note	—	270,563	—	270,563
Sovereign bonds	—	3,344,160	—	3,344,160
Common stocks	$204,559	364,581	—	569,140
Convertible preferred stocks	403,444	—	—	403,444
Preferred stocks	83,631	193,350	—	276,981
Warrants	—	9,637	3,236	12,873
Total long-term investments	$691,634	$52,752,390	$16,040	$53,460,064
Short-term investment†	—	1,772,000	—	1,772,000
Total investments	$691,634	$54,524,390	$16,040	$55,232,064
Other financial instruments:
Forward foreign currency contracts	—	$116,858	—	$116,858
Total	$691,634	$54,641,248	$16,040	$55,348,922

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset-Backed Security	Sovereign Bonds	Common Stocks	Escrowed Shares	Preferred Stocks	Warrants	Total
Balance as of February 28, 2009	$58,500	$0	$52,658	$0	$0	$0	$0	$111,158
Accrued premiums/discounts	15,205	—	1,019	—	—	—	—	16,224
Realized gain/(loss)[1]	(1,341,751)	(376,176)	(21,901)	—	—	(3,606)	—	(1,743,434)
Change in unrealized appreciation (depreciation)[2]	1,195,301	376,176	85,132	—	—	3,606	(54)	1,660,161
Net purchases (sales)	137,029	—	(116,908)	—	—	—	3,290	23,411
Net transfers in and/or out of Level 3	(51,480)	—	—	—	—	—	—	(51,480)
Balance as of February 28, 2010	$12,804	—	—	—	—	—	$3,236	$16,040
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2010[2]	$(126,455)	—	—	—	—	—	$(54)	$(126,509)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	27

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

28	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

(g) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$220,717	$(220,717)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	29

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of an expense limitation the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70% until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended February 28, 2010, LMPFA waived a portion of its investment management fee in the amount of $99,171.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$54,381,149
Sales	41,145,557

At February 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,791,784
Gross unrealized depreciation	(2,777,892)
Net unrealized appreciation	$1,013,892

At February 28, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	213,811	$118,324	3/2/10	$294
Brazilian Real	213,811	117,527	4/5/10	850
British Pound	99,139	151,046	5/18/10	(5,854)
Euro	130,100	177,249	5/18/10	(4,164)
				(8,874)
Contracts to Sell:
Brazilian Real	213,811	118,324	3/2/10	(890)
British Pound	463,911	706,802	5/18/10	29,255
Euro	2,370,977	3,230,230	5/18/10	53,845
Euro	79,294	108,031	5/18/10	1,653
Euro	1,881,410	2,563,243	5/18/10	41,869
				125,732
Net Unrealized Gain on Open Forward Foreign Currency Contracts				$116,858

30	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2010.

ASSET DERIVATIVES[1]
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$127,766	—	$127,766

LIABILITY DERIVATIVES[1]
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$10,908	—	$10,908

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$109,847	—	$109,847

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$35,942	—	$35,942

During the year ended February 28, 2010, the Fund had average market values of $840,218 and $4,555,104 in forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Shares of beneficial interest

At February 28, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	31

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2010	Year Ended February 28, 2009
Class I*
Shares sold	9,631,696	3,616,160
Shares issued on reinvestment	761,714	898,721
Shares repurchased	(7,486,445)	(4,511,562)
Net increase	2,906,965	3,319

*	Effective June 11, 2008, existing shares of the Fund were redesignated as Class I shares.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$4,605,530	$4,600,004

As of February 28, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$1,287,748
Capital loss carryforward*	(11,993,756)
Other book/tax temporary differences[a]	(2,256,383)
Unrealized appreciation/(depreciation)[b]	1,122,539
Total accumulated earnings/(losses) - net	$(11,839,852)

*	As of February 28, 2010, the Fund had the following capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2011	$(3,036,676)
2/28/2017	(3,514,050)
2/28/2018	(5,443,030)
$(11,993,756)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

32	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the U.S. Securities and Exchange Commission. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

8. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (known as Western Asset New York Tax Free Money Market Fund effective May 31, 2010, prior to May 31, 2010, the Fund is known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Western Asset Global High Yield Bond Portfolio 2010 Annual Report	33

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

34	Western Asset Global High Yield Bond Portfolio 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Portfolio, a series of Legg Mason Partners Income Trust, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Yield Bond Portfolio as of February 28, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 19, 2010

Western Asset Global High Yield Bond Portfolio	35

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management before the meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board

36	Western Asset Global High Yield Bond Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2009 was below the median and that the Fund’s performance for the 10-year period ended June 30, 2009 was above the median. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group for the 1-, 3- and 5-year periods.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related

Western Asset Global High Yield Bond Portfolio	37

to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of institutional funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels and that the Actual Management Fee is below the median of the Expense Group. The Board also considered the size of the Fund and the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

38	Western Asset Global High Yield Bond Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (“the Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees

Elliott J. Berv

Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter (1998 to 2008)

A. Benton Cocanougher

Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor, Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex over-seen by Trustee	59
Other board memberships held by Trustee	None

Jane F. Dasher

Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Western Asset Global High Yield Bond Portfolio	39

Independent Trustees cont’d

Mark T. Finn

Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

Rainer Greeven

Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

Diana R. Harrington

Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

40	Western Asset Global High Yield Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Susan M. Heilbron

Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

Susan B. Kerley

Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios In fund complex over- seen by Trustee	59
Other board memberships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

Alan G. Merten

Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit

Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

Western Asset Global High Yield Bond Portfolio	41

Interested Trustee

R. Jay Gerken, CFA[3]

Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	134
Other board memberships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
Officers

Frances M. Guggino Legg Mason 55 Water Street, New York, NY 10041

Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

John Chiota Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

42	Western Asset Global High Yield Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

Thomas C. Mandia Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

David Castano Legg Mason 55 Water Street New York, NY 10041

Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

Matthew Plastina Legg Mason 55 Water Street New York, NY 10041

Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Yield Bond Portfolio	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2010:

Record date	6/09/2009	12/09/2009
Payable date	6/10/2009	12/10/2009
Ordinary income
Qualified dividend income for individuals	0.79%	0.49%
Dividends qualifying for the dividends
received deduction for corporations	0.79%	0.49%

Please retain this information for your records.

Western Asset

Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, New York 10154

Western Asset Global High Yield Bond Portfolio

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

Western Asset Global High Yield Bond Portfolio

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

WAS04033 4/10 SR10-1073

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2009 and February 28, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,000 in 2009 and $199,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,200 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	April 28, 2010

By:	/S/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	April 28, 2010